UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☒

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

CytoDyn Inc.

(Name of Registrant as Specified in Its Charter)

PAUL A. ROSENBAUM
JEFFREY PAUL BEATY
ARTHUR L. WILMES
THOMAS J. ERRICO, M.D.

BRUCE PATTERSON, M.D.

PETER STAATS, M.D., MBA

MELISSA YEAGER
CCTV PROXY GROUP, LLC

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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The participants named herein (collectively, the “Participants”), have filed a definitive proxy statement and accompanying WHITE proxy card with the Securities and Exchange Commission to be used to solicit votes for the election of their slate of director nominees at the 2021 annual meeting of stockholders of CytoDyn Inc., a Delaware corporation (the “Company”).

On September 3, 2021 (after 5:30pm Eastern Time), the Participants sent an email to certain of the Company’s stockholders, inviting them to attend a Zoom webinar hosted by the Participants. A copy of this e-mail is filed herewith as Exhibit 1. On September 6, 2021, the Participants sent an e-mail to certain of the Company’s stockholders, inviting them to attend a Zoom webinar hosted by the Participants. A copy of the e-mail is filed herewith as Exhibit 2. On September 7, 2021, the Participants issued a press release responding to a misleading press release issued by the Company. The Participants’ press release is filed as Exhibit 3 hereto. The Participants also posted the press release to their website at www.advancingll.com.

Exhibit 1—E-Mail Invitation to Webinar, Sent September 3, 2021

Dear Stockholder,

You are cordially invited to attend a Zoom webinar being hosted by Paul Rosenbaum, Jeff Beaty, Art Wilmes, Dr. Bruce Patterson, Dr. Thomas Errico, Dr. Peter Staats and Melissa Yeager to discuss their plan to move CytoDyn forward.

Questions should be submitted in advance to CYDYnominatingshareholders@gmail.com.

WHEN: The webinar will be held on September 6, 2021 at 6:00 p.m. Eastern Daylight Time.

Please click the link below to join the webinar:
https://us02web.zoom.us/j/82001836575

Or One tap mobile:
US: +13126266799,,82001836575#  or +19294362866,,82001836575#

Or Telephone:
Dial (for higher quality, dial a number based on your current location):
US: +1 312 626 6799  or +1 929 436 2866  or +1 301 715 8592  or +1 253 215 8782  or +1 346 248 7799  or +1 669 900 6833
Webinar ID: 820 0183 6575

International numbers available: https://us02web.zoom.us/u/k6BsigGju

Exhibit 2—E-Mail Invitation to Webinar, Sent September 6, 2021

Dear Stockholder,

You are cordially invited to attend a Zoom webinar being hosted by Paul Rosenbaum, Jeff Beaty, Art Wilmes, Dr. Bruce Patterson, Dr. Thomas Errico, Dr. Peter Staats and Melissa Yeager to discuss their plan to move CytoDyn forward.

Questions should be submitted in advance to CYDYnominatingshareholders@gmail.com.

WHEN: The webinar will be held on September 8, 2021 at 6:00 p.m. Eastern Daylight Time.

Please click the link below to join the webinar:
https://us02web.zoom.us/j/83955208596

Or One tap mobile:
US: +13126266799,,83955208596#  or +13017158592,,83955208596#

Or Telephone:
Dial (for higher quality, dial a number based on your current location):

US: +1 312 626 6799  or +1 301 715 8592  or +1 929 436 2866  or +1 253 215 8782  or +1 346 248 7799  or +1 669 900 6833
Webinar ID: 839 5520 8596

International numbers available: https://us02web.zoom.us/u/kc0jV6r6Wd

Exhibit 3—Press Release Dated September 7, 2021

GROUP OF CYTODYN STOCKOLDERS RESPONDS TO MISLEADING COMPANY NEWS RELEASE

NEW YORK — September 7, 2021 — A group of long-time stockholders (the “Nominating Stockholders”) of CytoDyn Inc. (“CYDY or the “Company”) (OTC: CYDY) that has nominated five highly experienced director candidates to serve on the Company’s Board of Directors today responded to a news release issued by CYDY on September 3, 2021 that completely misrepresented a voluntary stipulation filed by the Nominating Stockholders in the litigation initiated by the Company in the United States District Court. This misrepresentation is a blatant attempt to quash shareholders’ ability to vote for an alternate slate of directors.

The facts are that the Nominating Stockholders voluntarily corrected an unintentional oversight by filing two public communications with the SEC, and submitted to the court a short stipulation acknowledging their continued commitment to comply with the securities laws as a showing of good faith, which they asked the Court to so-order.

The Company’s release is just another example of its desperation and attempt to distract shareholders from the Board’s and management’s mismanagement of CYDY. The Nominating Stockholders are confident that the shareholders of CYDY can see past these continued attempts by the Company to create noise and urge them to focus on the very significant issues facing the Company.

It remains highly disturbing that CYDY continues to expend very significant resources to entrench itself and prevent shareholders from voting for an alternative slate of directors. Attempting to twist the continued good faith actions of the Nominating Stockholders in litigation that CYDY itself initiated simply illustrates desperation and fear to allow shareholders to make their rightful choice.

Important Information

Paul Rosenbaum, Jeffrey Beaty, Arthur Wilmes, Thomas Errico, M.D., Bruce Patterson, M.D., Peter Staats, M.D., Melissa Yeager and CCTV Proxy Group, LLC (collectively the “Participants”) have filed a definitive proxy statement and accompanying WHITE proxy card with the Securities and Exchange Commission (the “SEC”) to be used in connection with the solicitation of proxies from the stockholders of CytoDyn Inc. (the “Company”). All stockholders are advised to read the definitive proxy statement and other documents related to the solicitation of proxies. The definitive proxy statement and an accompanying proxy card is available at no charge on the SEC’s website at http://www.sec.gov/. In addition, the Participants will provide copies of the proxy statement, without charge, upon request. Requests for copies should be directed to the Participants’ Proxy Solicitor, Okapi Partners LLC, by calling (844) 202-7428.

Disclaimer

This material does not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein in any jurisdiction to any person. In addition, the discussions and opinions in this press release and the material contained herein are for general information only and are not intended to provide investment advice. All statements contained in this press release that are not clearly historical in nature or that depend on future events are “forward-looking statements,” which are not guarantees of future performance or results, and the words “anticipate,” “believe,” “expect,” “may,” “could,” and similar expressions are generally intended to identify forward-looking statements. Forward looking statements contained in this release are based on current expectations, speak only as of the date of this press release and involve risks that may cause the actual results to be materially different. Certain information included in this material is based on data obtained from sources considered to be reliable. No representation is made with respect to the accuracy or completeness of such data. The Participants disclaim any obligation to update the information herein and reserve the right to change any of their opinions expressed herein at any time as it deems appropriate.

Contacts:

Media
Mark Semer/Sam Cohen

Gasthalter & Co.
(212) 257-4170

cydy@gasthalter.com

Investors

Bruce Goldfarb/Chuck Garske

Okapi Partners

(212) 297-0720

info@okapipartners.com